UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 27.3%
CONSUMER DISCRETIONARY - 3.9%
Automobiles - 1.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	850,000	$905,250
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	790,000	793,109	(a)
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	240,000	268,800
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	1,996,400
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	2,090,000	2,281,701
Hyundai Capital America, Senior Notes	2.125%	10/2/17	170,000	170,024	(a)
Total Automobiles				6,415,284
Hotels, Restaurants & Leisure - 0.1%
MGM Resorts International, Senior Notes	6.625%	7/15/15	140,000	149,800
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	50,625
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	116,156
MGM Resorts International, Senior Secured Notes	9.000%	3/15/20	120,000	133,950	(a)
Total Hotels, Restaurants & Leisure				450,531
Household Durables - 0.0%
NVR Inc., Senior Notes	3.950%	9/15/22	140,000	143,556
Media - 2.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	420,000	474,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,092,500
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	91,768
Comcast Corp., Senior Notes	5.700%	5/15/18	950,000	1,155,448
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,200,000	1,323,000	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,050,000	1,220,625
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	810,000	1,055,471
News America Inc., Senior Notes	6.650%	11/15/37	50,000	63,447
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	1,830,000	2,017,727
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	70,000	79,211
United Business Media Ltd., Notes	5.750%	11/3/20	920,000	963,073	(a)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	559,000	619,092
Total Media				10,155,962
TOTAL CONSUMER DISCRETIONARY				17,165,333
CONSUMER STAPLES - 0.9%
Beverages - 0.2%
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	750,000	826,841	(a)
Food & Staples Retailing - 0.4%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	500,000	651,872
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	25,181	27,601	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	38,499	43,233
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	78,965	91,693
Kroger Co., Senior Notes	3.400%	4/15/22	350,000	364,536
Safeway Inc., Senior Debentures	7.250%	2/1/31	420,000	447,984
Total Food & Staples Retailing				1,626,919
Food Products - 0.1%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	230,000	273,355	(a)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	210,000	253,337
Total Food Products				526,692
Tobacco - 0.2%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	810,000	1,044,571
TOTAL CONSUMER STAPLES				4,025,023

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 4.1%
Energy Equipment & Services - 0.2%
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,000,000	$1,105,000
Oil, Gas & Consumable Fuels - 3.9%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	20,000	23,174
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	660,000	795,708
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	694,069
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	104,250
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	59,125
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,000,000	1,002,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	260,000
Dolphin Energy Ltd., Senior Secured Bonds	5.500%	12/15/21	840,000	971,460	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	560,000	716,800
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	690,000	791,779
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	2,300,000	2,730,893
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	760,000	710,600
Kerr-McGee Corp., Notes	6.950%	7/1/24	150,000	193,639
Kerr-McGee Corp., Notes	7.875%	9/15/31	700,000	939,783
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,174,449
Noble Energy Inc., Senior Notes	4.150%	12/15/21	700,000	756,090
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,000,000	1,022,500
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	670,000	754,937
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	310,000	384,755
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	490,000	629,650	(a)
Plains Exploration & Production Co., Senior Notes	7.625%	6/1/18	230,000	244,950
Range Resources Corp., Senior Notes	5.000%	8/15/22	230,000	242,650
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	360,000	399,600
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	230,000	247,250
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	570,000	609,900
Transocean Inc., Senior Notes	5.050%	12/15/16	600,000	670,474
Total Oil, Gas & Consumable Fuels				17,130,985
TOTAL ENERGY				18,235,985
FINANCIALS - 8.0%
Capital Markets - 2.4%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	60,000	45,190	(b)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	2,100,922
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	600,000	691,126
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	780,000	902,435
Lehman Brothers Holdings Capital Trust VII	5.857%	12/17/12	100,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	0	(c)(d)(e)(g)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	2,190,000	2,223,463
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,163,397
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,530,000	1,757,878
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	560,000	618,938
Total Capital Markets				10,503,349
Commercial Banks - 1.4%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	270,000	273,042	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	550,000	552,377
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,157,650	(a)(b)(f)
CIT Group Inc., Senior Notes	4.250%	8/15/17	360,000	373,614
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	602,950	(a)(b)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	128,662	(a)(c)(e)(h)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	260,000	262,616

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Commercial Banks - continued
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	910,000	$955,718	(a)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	520,000	526,257
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	330,000	339,841
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	845,806
Total Commercial Banks				6,018,533
Consumer Finance - 0.6%
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	42,800	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,860,000	2,157,076
SLM Corp., Senior Notes	3.875%	9/10/15	650,000	669,852
Total Consumer Finance				2,869,728
Diversified Financial Services - 2.6%
Bank of America Corp., Senior Notes	5.000%	5/13/21	420,000	461,656
Citigroup Inc.	5.500%	2/15/17	5,570,000	6,168,920
Citigroup Inc., Senior Notes	3.953%	6/15/16	660,000	706,174
Citigroup Inc., Senior Notes	6.875%	3/5/38	410,000	538,817
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,000,000	2,358,600
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	500,000	668,052
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	63,312	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	530,000	(a)(b)
Total Diversified Financial Services				11,495,531
Insurance - 1.0%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	600,846
American International Group Inc., Senior Notes	4.875%	6/1/22	1,000,000	1,126,957
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,407,000	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	50,000	52,454
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	972,890	(a)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	302,100	(a)
Total Insurance				4,462,247
TOTAL FINANCIALS				35,349,388
HEALTH CARE - 2.8%
Biotechnology - 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	413,953
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	57,134
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	1,180,000	1,330,450	(a)
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	680,900
HCA Inc., Senior Secured Notes	7.250%	9/15/20	200,000	224,000
Humana Inc.	8.150%	6/15/38	680,000	912,821
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	412,063
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	725,000	837,375
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	554,000	626,020
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	959,999
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,047,217
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	510,000	626,366
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,748,843
WellPoint Inc., Senior Notes	1.250%	9/10/15	150,000	151,047
WellPoint Inc., Senior Notes	3.125%	5/15/22	500,000	499,081
Total Health Care Providers & Services				12,113,316
TOTAL HEALTH CARE				12,527,269
INDUSTRIALS - 1.4%
Airlines - 0.5%
Air 2 US, Notes	8.027%	10/1/20	505,889	516,007	(a)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - continued
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	179,856	$196,942
Continental Airlines Inc., Pass-Through Certificates	6.820%	11/1/19	60,595	64,836	(d)
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	48,195	52,533
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	5/10/21	883,711	1,009,639
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	170,000	178,288	(a)
US Airways Pass-Through Trust, Pass-Through Certificates	6.850%	7/30/19	179,487	187,564
Total Airlines				2,205,809
Building Products - 0.2%
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	980,000	1,073,100	(a)
Masco Corp.	7.125%	8/15/13	50,000	52,019
Total Building Products				1,125,119
Commercial Services & Supplies - 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	343,417
Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	281,875
Machinery - 0.2%
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	957,720
Road & Rail - 0.3%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,298,802	(a)
TOTAL INDUSTRIALS				6,212,742
INFORMATION TECHNOLOGY - 0.9%
Electronic Equipment, Instruments & Components - 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	990,000	1,138,500	(a)
IT Services - 0.0%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	208,688	(a)
Semiconductors & Semiconductor Equipment - 0.6%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,310,000	1,580,880
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	900,816
Total Semiconductors & Semiconductor Equipment				2,481,696
TOTAL INFORMATION TECHNOLOGY				3,828,884
MATERIALS - 1.5%
Chemicals - 0.3%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,200,000	1,368,000
Construction Materials - 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	420,000	420,000	(a)
Containers & Packaging - 0.2%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	440,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	140,000	147,700
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	200,000	203,823	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	100,000	101,616	(a)
Total Containers & Packaging				893,139
Metals & Mining - 0.8%
Evraz Group SA, Notes	6.750%	4/27/18	420,000	416,850	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	850,000	824,500	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	1,000,000	1,001,010
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	410,000	444,850
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	736,411

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - continued
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	280,000	$294,325
Total Metals & Mining				3,717,946
Paper & Forest Products - 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	380,000	405,650	(a)
TOTAL MATERIALS				6,804,735
TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 1.4%
AT&T Inc., Global Notes	5.500%	2/1/18	1,530,000	1,856,020
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	310,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	700,000	757,750
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	211,958
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	80,000	83,600
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	230,000	225,688
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	1,300,000	1,413,750	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,060,000	1,113,000
Total Diversified Telecommunication Services				5,971,766
Wireless Telecommunication Services - 0.6%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	332,325
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	370,000	419,950	(a)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	1,200,000	1,440,000	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	410,000	429,987	(a)
Total Wireless Telecommunication Services				2,622,262
TOTAL TELECOMMUNICATION SERVICES				8,594,028
UTILITIES - 1.8%
Independent Power Producers & Energy Traders - 1.8%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,397,500
AES Corp., Senior Notes	7.750%	10/15/15	300,000	339,000
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	190,000	204,250	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	610,000	674,050	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	640,000	718,706	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	260,400	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,694,375
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	750,000	776,250	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,021,158
TOTAL UTILITIES				8,085,689
TOTAL CORPORATE BONDS & NOTES (Cost - $117,504,391)				120,829,076
ASSET-BACKED SECURITIES - 4.5%
ACE Securities Corp., 2006-GP1 A	0.347%	2/25/31	130,978	113,711	(b)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.252%	7/25/32	413,626	331,674	(b)
Argent Securities Inc., 2003-W8 M1	1.267%	12/25/33	1,609,533	1,502,530	(b)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,425,565	1,434,831	(d)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	132,597
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.417%	11/25/45	738,822	667,756	(a)(b)
Educap Student Loan Asset-Backed Notes, 2004-1 B	1.786%	6/25/38	1,328,155	1,168,777	(b)(d)
Education Funding Capital Trust 2003-3 A6	1.735%	12/15/42	300,000	293,343	(b)(d)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	295,050	(d)
Fremont Home Loan Trust, 2006-B 2A2	0.317%	8/25/36	483,186	146,001	(b)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.397%	12/25/36	1,141,500	$819,832	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.983%	3/18/29	325,000	263,801	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.609%	6/19/29	150,000	122,777	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.719%	2/20/30	175,000	142,542	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.740%	2/20/32	275,000	220,068	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.740%	3/13/32	350,000	292,595	(b)
GSAMP Trust, 2004-SEA2 M2	1.467%	3/25/34	3,700,000	2,282,304	(b)
GSAMP Trust, 2006-S3 A1	6.585%	5/25/36	349,642	25,017
GSAMP Trust, 2006-SEA1 A	0.517%	5/25/36	190,236	187,021	(a)(b)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.517%	9/25/36	264,397	220,038	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	504,685	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.347%	6/25/36	1,153,986	206,642	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.557%	2/25/36	489,652	455,133	(b)
Lehman XS Trust, 2006-16N A4B	0.457%	11/25/46	381,169	81,225	(b)
Lehman XS Trust, 2006-GP3 2A2	0.437%	6/25/46	155,521	12,059	(b)
MASTR Specialized Loan Trust, 2006-3 A	0.477%	6/25/46	316,264	190,287	(a)(b)
MASTR Specialized Loan Trust, 2007-1 A	0.587%	1/25/37	295,029	140,850	(a)(b)
Nelnet Student Loan Trust, 2005-4 A4R2	1.067%	3/22/32	2,900,000	2,508,512	(b)(d)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	209,032	207,422	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.617%	2/25/35	588,906	549,689	(b)
Origen Manufactured Housing, 2007-A A2	3.720%	4/15/37	2,827,725	1,838,021	(b)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	105,300	(a)
RAAC Series, 2005-SP2 2A	0.517%	6/25/44	2,944,950	2,409,028	(b)
RAAC Series, 2006-RP4 A	0.507%	1/25/46	351,696	308,984	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $22,045,105)				20,180,102
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.3%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.400%	1/25/35	1,714,107	1,729,008	(b)
Banc of America Funding Corp., 2006-D 6A1	5.176%	5/20/36	928,023	712,787	(b)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.998%	7/25/33	18,074	17,918	(b)
Banc of America Mortgage Securities Inc., 2004-A 1A1	2.872%	2/25/34	39,505	37,060	(b)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.676%	12/25/33	463,548	467,279	(b)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.897%	9/25/34	117,161	113,512	(b)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.057%	11/25/34	80,692	79,329	(b)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.717%	3/25/35	34,792	33,490	(b)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.099%	1/25/36	325,167	200,794	(b)
Bear Stearns ARM Trust, 2004-12 1A1	2.839%	2/25/35	85,219	67,925	(b)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.377%	12/25/46	811,116	495,859	(b)
BlackRock Capital Finance LP, 1996-R1	9.620%	9/25/26	1,516	83	(b)(d)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.477%	11/25/35	393,943	261,167	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.449%	7/20/35	541,408	394,278	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.519%	11/20/35	325,926	208,765	(b)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.477%	1/25/46	328,222	215,896	(b)
Countrywide Alternative Loan Trust, 2006-OA08 1A2	0.447%	7/25/46	504,422	121,217	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.080%	6/19/31	27,295	27,395	(b)
Countrywide Home Loans, 2003-60 1A1	3.086%	2/25/34	325,007	312,706	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.965%	5/19/33	20,992	20,948	(b)
Countrywide Home Loans, 2006-3 1A2	0.547%	3/25/36	341,133	129,909	(b)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.667%	6/25/34	143,932	140,995	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.279%	7/15/37	4,588,697	843,451	(b)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.844%	7/25/21	1,849,232	$209,575	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.403%	4/25/20	1,140,546	77,873	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.834%	6/25/20	1,166,856	111,471	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.676%	8/25/20	11,323,071	956,743	(b)
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.434%	9/25/40	2,797,298	512,083	(b)
Federal National Mortgage Association (FNMA), 2011-53 ST, IO	5.704%	6/25/41	3,149,099	465,299	(b)
Federal National Mortgage Association (FNMA), 2012-51 B	7.000%	5/25/42	500,000	595,531
Federal National Mortgage Association (FNMA), 2012-83 YS, IO	5.184%	8/25/42	1,694,991	358,952	(b)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.574%	2/25/36	457,992	324,664	(b)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.467%	4/25/36	1,788,299	1,168,295	(b)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.447%	4/25/36	388,182	194,861	(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1AF1	0.567%	1/25/36	2,522,290	2,069,633	(a)(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.399%	11/19/46	391,745	219,845	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.387%	1/25/47	762,428	480,014	(b)
IMPAC CMB Trust, 2004-5 1A1	0.937%	10/25/34	154,504	144,847	(b)
IMPAC Secured Assets Corp., 2004-3 1A4	1.017%	11/25/34	9,255	9,222	(b)
Indymac Manufactured Housing Contract, A2-2	6.170%	8/25/29	230,484	229,637
MASTR ARM Trust, 2003-3 3A4	2.406%	9/25/33	1,513,043	1,501,269	(b)
MASTR Reperforming Loan Trust, 2006-1 1A1F	0.577%	7/25/35	3,795,948	2,933,509	(a)(b)
Merit Securities Corp., 11PA B2	1.716%	9/28/32	9,303	9,125	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	4.979%	5/25/34	395,416	402,754	(b)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	3.009%	8/25/34	73,127	67,667	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.824%	3/25/36	406,316	270,978	(b)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.451%	8/25/36	375,962	228,879	(b)
Residential Accredit Loans Inc., 2007-Q01 A1	0.367%	2/25/47	2,197,496	1,460,293	(b)
Sequoia Mortgage Trust, 2007-4 4A1	5.236%	7/20/47	1,168,638	1,007,944	(b)
Structured ARM Loan Trust, 2004-04 3A2	2.828%	4/25/34	798,813	790,904	(b)
Structured ARM Loan Trust, 2004-07 A1	0.622%	6/25/34	16,451	14,247	(b)
Structured ARM Loan Trust, 2004-17 A1	1.328%	11/25/34	51,714	50,398	(b)
Structured ARM Loan Trust, 2005-19XS 1A1	0.537%	10/25/35	1,020,395	767,968	(b)
Structured ARM Loan Trust, 2005-20 4A1	5.553%	10/25/35	1,564,538	1,403,197	(b)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.959%	12/19/33	87,395	79,266	(b)
Structured Asset Securities Corp., 2002-08A 7A1	2.201%	5/25/32	64,542	59,868	(b)
Structured Asset Securities Corp., 2002-11A 1A1	2.305%	6/25/32	13,072	12,704	(b)
Structured Asset Securities Corp., 2002-16A 1A1	3.094%	8/25/32	230,460	228,393	(b)
Structured Asset Securities Corp., 2002-18A 1A1	3.118%	9/25/32	6,079	6,012	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.617%	9/25/33	250,873	228,066	(a)(b)
Structured Asset Securities Corp., 2004-NP2 A	0.567%	6/25/34	2,735,375	2,424,002	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.117%	3/25/44	29,744	27,058	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR03 A1A	1.118%	5/25/46	2,626,772	1,608,273	(b)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.118%	6/25/46	1,373,143	$685,741	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR06 2A	1.108%	8/25/46	1,960,614	1,031,065	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.659%	5/25/35	228,617	231,027	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $37,872,232)				32,290,923
COLLATERALIZED SENIOR LOANS - 5.3%
CONSUMER DISCRETIONARY - 2.6%
Auto Components - 0.3%
Allison Transmission Inc., Term Loan B	2.720%	8/7/14	397,410	397,656	(i)
Schaeffler AG, Term Loan C2	6.000%	1/27/17	1,000,000	1,005,417	(i)
Total Auto Components				1,403,073
Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.467%	1/26/18	484,112	439,159	(i)
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	741,249	745,882	(i)
Dunkin Brands Inc., New Term Loan B2	4.000%	11/23/17	995,957	993,822	(i)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.720%	11/23/16	108,047	107,237	(i)
Las Vegas Sands LLC, Extended Term Loan B	2.720%	11/23/16	427,778	425,401	(i)
Total Hotels, Restaurants & Leisure				2,711,501
Media - 0.8%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.720%	7/5/17	687,339	625,049	(i)
Charter Communications Operating LLC, Extended Term Loan C	3.470%	9/6/16	659,704	659,704	(i)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	495,808	497,668	(i)
Univision Communications Inc., Extended Term Loan	4.466%	3/31/17	698,841	691,270	(i)
UPC Financing Partnership, Term Loan T	3.715%	12/30/16	170,812	169,317	(i)
Weather Channel, New Term Loan B	4.250%	2/13/17	1,000,000	1,005,000	(i)
Total Media				3,648,008
Multiline Retail - 0.2%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	925,000	928,890	(i)
Specialty Retail - 0.7%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	968,417	943,170	(i)
Michaels Stores Inc., Term Loan B2	4.875 - 4.938%	7/29/16	923,012	929,275	(i)
Party City Holdings Inc., New Term Loan B	5.750%	7/26/19	1,000,000	1,011,250	(i)
Total Specialty Retail				2,883,695
TOTAL CONSUMER DISCRETIONARY				11,575,167
CONSUMER STAPLES - 0.2%
Food Products - 0.2%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	1,000,000	997,083	(i)
ENERGY - 0.4%
Energy Equipment & Services - 0.2%
Brand Energy and Infrastructure Services Inc., Term Loan B2	3.500 - 3.688%	2/7/14	914,683	902,487	(i)
Oil, Gas & Consumable Fuels - 0.2%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	900,000	902,250	(i)
TOTAL ENERGY				1,804,737

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Bausch & Lomb Inc., Term Loan B	5.250%	5/17/19	$748,125	$755,232	(i)
BSN Medical Acquisition Holdings, Term Loan B	6.000%	7/27/19	500,000	502,084	(i)
TOTAL HEALTH CARE				1,257,316
INDUSTRIALS - 0.4%
Airlines - 0.1%
DAE Aviation Holdings Inc., Term Loan B1	5.450%	7/31/14	560,352	558,952	(i)
Machinery - 0.3%
Intelligrated Inc., 1st Lien Term Loan	6.750%	7/30/18	1,000,000	1,006,250	(i)
TOTAL INDUSTRIALS				1,565,202
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.3%
First Data Corp., Extended Term Loan B	4.217%	3/23/18	612,309	583,990	(i)
First Data Corp., Non-Extended Term Loan B2	2.967%	9/24/14	32,952	32,730	(i)
SunGard Data Systems Inc., Term Loan B	3.841 - 4.064%	2/26/16	645,841	646,648	(i)
TOTAL INFORMATION TECHNOLOGY				1,263,368
MATERIALS - 0.2%
Construction Materials - 0.2%
Fairmount Minerals Ltd., New Term Loan B	5.250%	3/15/17	919,355	915,677	(i)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	4.500%	4/2/18	498,737	499,174	(i)
Wireless Telecommunication Services - 0.4%
Telesat Canada Inc., Term Loan B	4.250%	3/28/19	1,496,250	1,497,185	(i)
TOTAL TELECOMMUNICATION SERVICES				1,996,359
UTILITIES - 0.4%
Electric Utilities - 0.2%
Equipower Resources Holdings LLC, Term Loan	6.500%	12/21/18	997,500	1,007,891	(i)
Independent Power Producers & Energy Traders - 0.2%
GenOn Energy Inc., Term Loan B	6.000%	12/1/17	982,456	987,895	(i)
TOTAL UTILITIES				1,995,786
TOTAL COLLATERALIZED SENIOR LOANS (Cost - $23,325,542)				23,370,695
MORTGAGE-BACKED SECURITIES - 3.9%
FHLMC - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	2.500%	10/16/27	600,000	630,094	(j)
FNMA - 3.4%
Federal National Mortgage Association (FNMA)	3.000%	10/16/27-10/11/42	3,800,000	4,015,312	(j)
Federal National Mortgage Association (FNMA)	3.500%	10/16/27-10/11/42	5,900,000	6,319,313	(j)
Federal National Mortgage Association (FNMA)	2.500%	11/19/27	1,000,000	1,048,750	(j)
Federal National Mortgage Association (FNMA)	5.500%	5/1/40	1,963,693	2,194,535
Federal National Mortgage Association (FNMA)	4.000%	10/11/42	1,400,000	1,508,281	(j)
Total FNMA				15,086,191
GNMA - 0.4%
Government National Mortgage Association (GNMA)	3.500%	10/18/42	300,000	328,734	(j)
Government National Mortgage Association (GNMA) II	3.500%	10/18/42	500,000	546,875	(j)
Government National Mortgage Association (GNMA) II	4.000%	10/18/42	300,000	330,187	(j)

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Government National Mortgage Association (GNMA) II	4.500%	10/18/42	600,000		$661,969	(j)

Total GNMA					1,867,765

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $17,359,907)					17,584,050

MUNICIPAL BONDS - 1.2%
North Carolina - 0.7%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	3,100,000		3,019,958	(b)
Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.184%	6/1/47	1,700,000		1,587,365	(b)(d)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.894%	6/1/47	850,000		793,736	(b)(d)

Total Pennsylvania					2,381,101

TOTAL MUNICIPAL BONDS (Cost - $5,199,416)					5,401,059

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.4%
Brazil - 0.2%
Brazil Nota do Tesouro Nacional, Notes	6.000%	5/15/15	591,000	BRL	687,948

Sweden - 0.2%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	1,004,928

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $1,000,722)					1,692,876

SOVEREIGN BONDS - 2.5%
Brazil - 0.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	443,000	BRL	223,963
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,755,000	BRL	2,933,365
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	331,000	BRL	166,569

Total Brazil					3,323,897

Indonesia - 0.3%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,511,882

Malaysia - 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,710,000	MYR	901,833
Government of Malaysia, Senior Bonds	4.262%	9/15/16	720,000	MYR	244,387

Total Malaysia					1,146,220

Mexico - 1.0%
Mexican Bonos, Bonds	8.000%	6/11/20	20,430,000	MXN	1,869,032
Mexican Bonos, Bonds	6.500%	6/9/22	28,093,900	MXN	2,373,608
Mexican Bonos, Bonds	10.000%	12/5/24	1,570,000	MXN	171,538

Total Mexico					4,414,178

Thailand - 0.2%
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	718,492

TOTAL SOVEREIGN BONDS (Cost - $10,900,915)					11,114,669

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 18.9%
U.S. Government Obligations - 18.9%
U.S. Treasury Bonds	4.375%	5/15/40	1,550,000		2,050,602
U.S. Treasury Bonds	4.375%	5/15/41	430,000		569,750
U.S. Treasury Bonds	3.125%	11/15/41	4,650,000		4,953,701
U.S. Treasury Bonds	3.125%	2/15/42	50,000		53,188
U.S. Treasury Bonds	3.000%	5/15/42	135,000		139,978

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Treasury Bonds	2.750%	8/15/42	1,500,000	$1,475,157
U.S. Treasury Notes	1.875%	2/28/14	1,520,000	1,555,446
U.S. Treasury Notes	1.000%	8/31/16	950,000	970,188
U.S. Treasury Notes	0.750%	6/30/17	940,000	947,123
U.S. Treasury Notes	0.500%	7/31/17	1,670,000	1,661,780
U.S. Treasury Notes	1.250%	4/30/19	30,140,000	30,705,125
U.S. Treasury Notes	1.000%	9/30/19	17,190,000	17,125,538
U.S. Treasury Notes	2.000%	2/15/22	130,000	135,210
U.S. Treasury Notes	1.750%	5/15/22	20,819,100	21,111,858
U.S. Treasury Notes	1.625%	8/15/22	190,000	189,792

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $82,708,853)				83,644,436

			SHARES
COMMON STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Tropicana Entertainment Inc. (Cost - $284,300)			17,138	248,330	*(d)

PREFERRED STOCKS - 0.9%
FINANCIALS - 0.9%
Consumer Finance - 0.9%
GMAC Capital Trust I (Cost - $3,961,616)	8.125%		158,099	3,969,866	(b)

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	912	12,120	*(d)(e)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $322,162,999)				320,338,202

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 32.4%
U.S. Government Agencies - 11.7%
Federal Agricultural Mortgage Corp. (FAMC), Discount Notes	0.120%	1/3/13	8,300,000	8,298,913	(k)
Federal Home Loan Bank (FHLB), Discount Notes	0.070%	11/23/12	8,850,000	8,849,088	(k)
Federal Home Loan Bank (FHLB), Discount Notes	0.080%	12/4/12	8,700,000	8,699,382	(k)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	12/28/12	8,700,000	8,699,147	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.125%	12/26/12	8,700,000	8,699,165	(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	2/1/13	8,700,000	8,697,921	(k)

Total U.S. Government Agencies (Cost - $51,937,472)				51,943,616

U.S. Government Obligations - 4.5%
U.S. Treasury Bills (Cost - $19,993,930)	0.095%	1/24/13	20,000,000	19,995,040	(k)

Repurchase Agreements - 16.2%
Bank of America repurchase agreement dated 9/28/12; Proceeds at maturity - $28,793,288; (Fully collateralized by U.S. government obligations, 6.125% due 11/15/27; Market value - $29,368,864)	0.120%	10/1/12	28,793,000	28,793,000

See Notes to Schedule of Investments.

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Repurchase Agreements - continued
Credit Suisse repurchase agreement dated 9/28/12; Proceeds at maturity - $42,654,533; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market value - $43,507,525)	0.150%	10/1/12	42,654,000	$42,654,000

Total Repurchase Agreements (Cost - $71,447,000)				71,447,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $143,378,402)				143,385,656

TOTAL INVESTMENTS - 104.7% (Cost - $465,541,401#)				463,723,858
Liabilities in Excess of Other Assets - (4.7)%				(20,752,728)

TOTAL NET ASSETS - 100.0%				$442,971,130

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of September 30, 2012.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Value is less than $1.

(h)	The maturity principal is currently in default as of September 30, 2012.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CMB	— Cash Management Bill
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PO	— Principal Only
SEK	— Swedish Krona
THB	— Thai Baht

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 30-Year Notes Futures, Call	11/23/12	$155.00	32	$18,000
U.S. Treasury 30-Year Notes Futures, Put	11/23/12	141.00	32	12,000

TOTAL WRITTEN OPTIONS (Premiums received - $ 27,870)				$30,000

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Total Return Unconstrained Fund (formerly known as Western Asset Total Return Unconstrained Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$120,829,076	$0	*	$120,829,076
Asset-backed securities	—	17,281,444	2,898,658		20,180,102
Collateralized mortgage obligations	—	32,290,923	—		32,290,923
Collateralized senior loans	—	23,370,695	—		23,370,695
Mortgage-backed securities	—	17,584,050	—		17,584,050
Municipal bonds	—	5,401,059	—		5,401,059
Non-U.S. treasury inflation protected securities	—	1,692,876	—		1,692,876
Sovereign bonds	—	11,114,669	—		11,114,669
U.S. government & agency obligations	—	83,644,436	—		83,644,436
Common stocks	—	—	248,330		248,330
Preferred stocks	$3,969,866	—	—		3,969,866
Warrants	—	12,120	—		12,120

Total long-term investments	$3,969,866	$313,221,348	$3,146,988		$320,338,202

Short-term investments†	—	143,385,656	—		143,385,656

Total investments	$3,969,866	$456,607,004	$3,146,988		$463,723,858

Other financial instruments:
Futures contracts	$78,188	—	—		$78,188
Forward foreign currency contracts	—	$83,244	—		83,244
Credit default swaps on credit indices - buy protection‡	—	14,808	—		14,808

Total other financial instruments	$78,188	$98,052	—		$176,240

Total	$4,048,054	$456,705,056	$3,146,988		$463,900,098

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$30,000	—	—	$30,000
Futures contracts	588,475	—	—	588,475
Forward foreign currency contracts	—	$451,536	—	451,536
Interest rate swaps	—	9,026	—	9,026
Credit default swaps on corporate issues - buy protection	—	60,089	—	60,089
Credit default swaps on credit indices - sell protection‡	—	14,140	—	14,140
Credit default swaps on credit indices - buy protection‡	—	74,884	—	74,884

Total	$618,475	$609,675	—	$1,228,150

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the total notional value of all credit default swaps to sell protection is $251,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential

Notes to Schedule of Investments (unaudited) (continued)

payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund also purchases or writes options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

Notes to Schedule of Investments (unaudited) (continued)

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(n) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The

Notes to Schedule of Investments (unaudited) (continued)

Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $639,675. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,824,033
Gross unrealized depreciation	(15,641,576)

Net unrealized depreciation	$(1,817,543)

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	33	6/13	$8,220,407	$8,221,950	$1,543
German Euro Bund	36	12/12	6,502,171	6,558,534	56,363

					$57,906

Contracts to Sell:
90-Day Eurodollar	33	6/14	8,211,530	8,214,112	(2,582)
U.S. Treasury 2-Year Notes	38	12/12	8,376,501	8,380,187	(3,686)
U.S. Treasury 5-Year Notes	82	12/12	10,175,640	10,219,891	(44,251)
U.S. Treasury 10-Year Notes	799	12/12	106,116,060	106,654,016	(537,956)
U.S. Treasury 30-Year Bonds	7	12/12	1,047,946	1,045,625	2,321
U.S. Treasury Ultra Long-Term Bonds	12	12/12	2,000,586	1,982,625	17,961

					$ (568,193)

Net unrealized loss on open futures contracts					$(510,287)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	32,480,000	$1,389,310
Options written	196,520,746	628,795
Options closed	(141,700,329)	(1,724,266)
Options exercised	(52,200,128)	(148,084)
Options expired	(35,100,225)	(117,885)

Written options, outstanding as of September 30, 2012	64	$27,870

At September 30, 2012, the Fund held TBA securities with a total cost of $15,207,055.

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Japanese Yen	Citibank, N.A.	165,039,800	$2,115,677	11/16/12	$8,642
Mexican Peso	Morgan Stanley & Co. Inc.	39,789,122	3,075,403	11/16/12	74,602

					83,244

Contracts to Sell:
Euro	Morgan Stanley & Co. Inc.	2,500,000	3,213,502	10/25/12	(126,202)
Japanese Yen	Citibank, N.A.	251,000,000	3,217,036	10/25/12	(10,003)
Euro	Citibank, N.A.	4,501,609	5,787,744	11/16/12	(209,643)
Euro	Morgan Stanley & Co. Inc.	1,826,000	2,347,698	11/16/12	(78,784)
Euro	UBS AG	500,000	642,853	11/16/12	(21,468)
Japanese Yen	Credit Suisse	165,039,620	2,115,674	11/16/12	(5,436)
					(451,536)

Net unrealized loss on open forward foreign currency contracts					$(368,292)

At September 30, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse	$50,000	9/15/15	5.160% semi- annually	3-Month LIBOR	—	$(6,974)
Credit Suisse	50,000	8/15/13	5.023% semi- annually	3-Month LIBOR	—	(2,052)

Total	$100,000				—	$(9,026)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2012[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	$50,000	9/20/15	0.41%	0.900% quarterly	$(724)	—	$(724)
Credit Suisse (Masco Corp., 6.125%, due 10/3/16)	50,000	9/20/13	0.53%	0.750% quarterly	(107)	—	(107)
Goldman Sachs Group Inc. (Citigroup Inc., 6.125%, due 5/15/18)	1,000,000	3/20/14	0.68%	4.700% quarterly	(59,258)	—	(59,258)

Total	$1,100,000				$(60,089)	—	$(60,089)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Credit Suisse (CMBX NA AM 1 Index)	$70,000	10/12/52	0.500% monthly	$(3,944)	$(6,314)	$2,370
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	181,000	10/12/52	0.500% monthly	(10,196)	(16,268)	6,072

Total	$251,000			$(14,140)	$(22,582)	$8,442

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[5]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse (CMBX 1 2006-1 AAA Index)	$372,401	10/12/52	0.100% monthly	$8,976	$14,700	$(5,724)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	241,961	10/12/52	0.100% monthly	5,832	9,698	(3,866)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	5,544,000	6/20/17	5.000% quarterly	(34,657)	117,920	(152,577)
Goldman Sachs Group Inc. (Markit CDX.NA.HY.18 Index)	6,435,000	6/20/17	5.000% quarterly	(40,227)	(146,342)	106,115

Total	$12,593,362			$(60,076)	$(4,024)	$(56,052)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net

Notes to Schedule of Investments (unaudited) (continued)

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$78,188	$(588,475)	$(30,000)	—	—	$(9,026)	$(549,313)
Foreign Exchange Risk	—	—	—	$83,244	$(451,536)	—	(368,292)
Credit Risk	—	—	—	—	—	(134,305)	(134,305)

Total	$78,188	$(588,475)	$(30,000)	$83,244	$(451,536)	$(143,331)	$(1,051,910)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options †	$260,719
Written options	311,018
Futures contracts (to buy)	9,739,069
Futures contracts (to sell)	119,173,453
Forward foreign currency contracts (to buy)	5,680,116
Forward foreign currency contracts (to sell)	17,619,996

Average notional balance
Interest rate swap contracts	$7,472,000
Credit default swap contracts (to buy protection)	6,260,659
Credit default swap contracts (to sell protection)	12,863,200

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date: November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 26, 2012